STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC1

Payment Number	12
Beginning Date of Collection Period	01-May-04
End Date of Collection Period	31-May-04
Payment Date	21-Jun-04
Previous Payment Date	20-May-04

Funds Disbursement
Collected Funds	38,567,721.95
Available Payment Amount	38,213,417.51
Principal Collections	32,628,441.11
Interest Collections (net of servicing fee)	5,584,976.40
Net of Principal Recoveries	5,584,906.40
Principal Recoveries	70.00
Servicing Fee	354,304.44
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	38,567,721.95
Interest Paid to Notes	923,792.34
Principal Paid to Notes	32,973,301.22
Transferor - pursuant to 5.01 (a) (xii)	4,316,323.95
Servicing Fee	354,304.44

Pool Balance
Beginning Pool Balance	850,330,664.21
Principal Collections (including repurchases)	32,628,441.11
Additional Principal Reduction Amount	344,860.11
Ending Pool Balance	817,357,362.99

Collateral Performance
Cash Yield (% of beginning balance)	8.38%
Loss Rate (net of principal recoveries; % of beginning balance)	0.49%
Net Yield	7.89%
Realized Losses	344,790.11
Cumulative Realized Losses	1,023,404.77
Cumulative Loss Percentage	0.08%
Delinquent Loans
One Payment Principal Balance of loans	22,649,967.96
One Payment Number of loans	191
Two Payments Principal Balance of loans	4,875,242.88
Two Payments Number of loans	43
Three+ Payments Principal Balance of loans	22,893,788.75
Three+ Payments Number of loans	205

Two+ Payments Delinquency Percentage	3.40%
Two+ Payments Rolling Average	3.10%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	6,649
Number outstanding end of period	6,427
Number of REO as of the end of the Collection Period	33
Principal Balance of REO as of the end of the Collection Period	3,003,258.49

Overcollateralization
Begin OC Amount	157,549,648.94
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
End OC Amount	157,549,648.94

Target OC Amount	157,549,648.94
Interim OC Amount	157,549,648.94
Interim OC Deficiency	0.00

Monthly Excess Cashflow	4,316,323.95
Principal Payment Amount	32,628,441.11
Principal Collections	32,628,441.11
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,312,913,741.20
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	1.10000%
Class A Formula Rate (1-mo. Libor plus 35bps)	1.45000%
Class A Note Rate	1.45000%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.75000%
Class M Note Rate	1.75000%
Available Funds Cap	7.65434%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	28.268185
2. Principal Payment per $1,000	27.522866
3. Interest Payment per $1,000	0.745320

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.45000%
2. Days in Accrual Period	32

3. Class A Interest Due	743,690.56
4. Class A Interest Paid	743,690.56
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	577,001,297.96
2. Class A Principal Due	27,462,700.60
3. Class A Principal Paid	27,462,700.60
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	549,538,597.36

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	57.826539%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	55.074252%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	67.233578%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	28.422389
2. Principal Payment per $1,000	27.522866
3. Interest Payment per $1,000	0.899524

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.75000%
2. Days in Accrual Period	32

3. Class M Interest Due	180,101.78
4. Class M Interest Paid	180,101.78
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	115,779,717.31
2. Class M Principal Due	5,510,600.62
3. Class M Principal Paid	5,510,600.62
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	110,269,116.69

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	57.826539%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	55.074252%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	13.490931%

HOUSEHOLD FINANCE CORPORATION
Household Mortgage Loan Trust 2003-HC1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of July 2, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC1, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on June 21, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of June, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer,

BY: /s/ Phil Krupowicz
A Servicing Officer